UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 17, 2015

3D SYSTEMS CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware	001-34220	95-4431352
(State or other jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

333 Three D Systems Circle Rock Hill, South Carolina, 29730
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (803) 326-3900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On November 17, 2015, the Board of Directors of 3D Systems Corporation (the "Company") appointed Thomas Erickson as a director of the Company.

Mr. Erickson, age 64, has most recently served as Chairman of Western Dental Services, Inc., a dental services provider, from November 2012 to September 2015; Interim Chief Executive Officer of Western Dental Services, Inc. from April 2013 to January 2014 and Chairman of the Board of Inmar, Inc., a reverse logistics and revenue recovery company, from April 2010 to February 2014. Mr. Erickson has also served as a Senior Advisor to New Mountain Capital, LLC, a private equity firm; Chairman and Interim President of National Medical Health Card Systems, Inc., a publicly traded pharmacy benefits manager; Chairman of the Board of PathWays, Inc., an operator of post-acute care facilities; Chairman of the Board of TransHealthcare, Inc., a health care services company; Chairman and Interim Chief Executive Officer of LifeCare Holdings, Inc., an operator of long-term acute care hospitals; Interim President and Chief Executive Officer of Luminex Corporation, a publicly traded biotechnology company; and Interim President and Chief Executive Officer of Omega Healthcare Investors, Inc., a publicly traded healthcare focused real estate investment trust. Mr. Erickson was also co-founder, President and Chief Executive Officer of CareSelect Group, Inc., a physician practice management company.

Mr. Erickson is currently a Director of American Renal Associates, Luminex Corporation, and Syncreon Group Holdings Limited.

Mr. Erickson has not been appointed to any committees of the Board of Directors, and no determination has been made as to any committees of the Board of Directors to which he may be appointed. There are no arrangements or understandings between Mr. Erickson and any other person pursuant to which he was elected as a director of the Registrant, and there is no information required to be disclosed with respect to Mr. Erickson pursuant to Item 404(a) of Regulation S-K. Upon his election as a director, Mr. Erickson was granted 2,496 shares of common stock as provided for in the Company's Restricted Stock Plan for Non-Employee Directors.

The Company issued a press release announcing the election of Mr. Erickson on November 19, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 5.02 by this reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Press Release dated November 19, 2015

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: November 19, 2015
	By:	/s/ ANDREW M. JOHNSON
	Name:	Andrew M. Johnson
	Title:	Interim President and Chief Executive Officer and Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release dated November 19, 2015